SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2014
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation ("GFNNA"); GFN Manufacturing Corporation, a Delaware corporation ("GFNMC"), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited (formerly GFN Australasia Holdings Pty Limited), an Australian corporation publicly traded on the Australian Securities Exchange ("RWH"); and its Australian and New Zealand subsidiaries (collectively, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively, "Pac-Van").

TABLE OF CONTENTS
		Page

Item 1.01	Entry into a Definitive Material Agreement	1

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

Exhibit 2.1	Asset Purchase Agreement dated February 28, 2014 among KHM Rentals, LLC, Lone Star Tank Rental LP, certain other parties thereto and Lone Star Tank Rental Inc.

Exhibit 99.1	Press Release of GFN dated March 3, 2014

Item 1.01 Entry into a Definitive Material Agreement

Lone Star Tank Rental Inc. (“Lone Star”), a wholly-owned, indirect subsidiary of GFN, entered into that certain Asset Purchase Agreement (the “Asset Purchase Agreement”) dated February 28, 2014 among KHM Rentals, LLC (“KHM Rentals”), Lone Star Tank Rental, L.P. (“Lone Star LP” and collectively with KHM Rentals, the “Sellers”), the members of KHM Rentals and the partners of Lone Star LP (collectively, the “Principals”) under which, at the closing, Lone Star will acquire substantially all of Sellers’ assets (the “Assets”), including Sellers’ fleet of more than 1,200 portable liquid storage tank containers, related units and containment products, and assume certain liabilities, for a total purchase consideration of $95 million, subject to certain working capital and other adjustments to be determined on and after the closing date.

Pursuant to the Asset Purchase Agreement, the Sellers and the Principals will receive $95 million of purchase consideration, consisting of approximately $75 million in cash, $10 million in shares of GFN common stock (the amount of which will based on the average of the closing per share market price during the 15-day trading period ending three days prior to the closing date of the transaction), $5 million payable over five years under a non-competition agreement and $5 million payable over two years under a promissory note of Lone Star providing for a general indemnity holdback, with the purchase consideration being adjusted pursuant to the terms of the Asset Purchase Agreement.  GFN and the Principals will enter into a stockholders agreement with respect to the $10 million which will provide registration rights to the Principals subject to certain terms and conditions.

In the Asset Purchase Agreement, Lone Star, as the acquirer, and Sellers and the Principals, as the parties selling the Assets and the parties controlling the Sellers, respectively, made representations and warranties to each other. In the Asset Purchase Agreement, each of the parties to the Asset Purchase Agreement agreed to use their reasonable best efforts to expeditiously satisfy the conditions to closing and the acquisition of the Assets.  Sellers and the Principals agreed, pursuant to the Asset Purchase Agreement, to comply with several covenants between the date of the execution of the Asset Purchase Agreement and the date of the closing of the acquisition of the Assets, including, covenants (a) to conduct Sellers’s business in the ordinary course and (b) not to sell lease fleet units or certain other assets without Lone Star’s prior written consent.  Lone Star, as the acquirer, and Sellers and the Principals,  agreed to indemnify each other and certain of their respective related parties for certain breaches of the representations and warranties in the Asset Purchase Agreement.  Sellers and the Principals will indemnify Lone Star, on a joint and several basis, with respect to certain non-fundamental representations and warranties (the “Non-Fundamental Representations and Warranties”) for losses in excess of $100,000 (the “Basket”) up to a maximum aggregate amount of 30% of the total purchase consideration (the “Cap”), subject to certain exceptions, and without regard to the Basket or the Cap for losses related to all representations and warranties other than the Non-Fundamental Representations and Warranties.

Completion of the acquisition of the Assets is subject to various conditions, including, without limitation, (a) applicable regulatory approvals, including, without limitation, the filing of the necessary notification and report forms under the Hart–Scott–Rodino Antitrust Improvements Act of 1976, as amended, and expiration or termination of the waiting period thereunder, (b) subject to certain exceptions, the accuracy at closing of the representations and warranties of the parties to the Asset Purchase Agreement, (c) Lone Star shall have received funding in the form of debt or other financing to complete the acquisition of the Assets subject to terms and conditions acceptable to Lone Star in its sole discretion, (d) all consents required to assign to Lone Star all of the customer contracts of Sellers shall have been received by Lone Star and such consents shall be satisfactory to Lone Star in its sole discretion, (e) the completion of, and Lone Star’s satisfaction in its sole discretion with, its due diligence investigation of Sellers, and (f) the approval of the board of directors of GFN of the Asset Purchase Agreement, the acquisition of the Assets and the transactions described in the Asset Purchase Agreement.

 The foregoing description of the Asset Purchase Agreement is a summary and is qualified in its entirety by reference to the Asset Purchase Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01   Other Events

On March 3, 2014 GFN announced that Lone Star entered into the Asset Purchase Agreement to acquire substantially all the assets and assume certain liabilities of Sellers.

A copy of the press release of GFN dated March 3, 2014 is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit	Exhibit Description

2.1	Asset Purchase Agreement dated February 28, 2014 among KHM Rentals, LLC, Lone Star Tank Rental LP, certain other parties thereto and Lone Star Tank Rental Inc.

99.1	Press Release of GFN dated March 3, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: March 3, 2014	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

2.1	Asset Purchase Agreement dated February 28, 2014 among KHM Rentals, LLC, Lone Star Tank Rental LP, certain other parties thereto and Lone Star Tank Rental Inc.

99.1	Press Release of GFN dated March 3, 2014